Palantir Fund

a Series of Northern Lights Fund Trust

Supplement dated January 5, 2009, to the Prospectus and

Statement of Additional Information of dated May 30, 2008.

The section entitled: “Portfolio Managers,” located on page 7 of the Prospectus, is hereby amended to read as follows:

Portfolio Manager

Mr. Tom Samuels is primarily responsible for the day-to-day management of the Fund.

Tom Samuels, Portfolio Manager

Mr. Samuels has been the Managing Partner of Palantir since March 2004. From January 2000 until March 2004, Mr. Samuels served as the Chief Investment Officer of Stavis, Margolis Advisory Services, which managed more than $450 million in assets for high net worth business owners, institutional clients, Fortune 500 executives, and private charities.  Prior to this position, he served as Director of Investments for CIGNA / Lincoln Financial Advisors.  Mr. Samuels received both his B.A. and M.B.A. degrees from Rice University, where he has taught a course in investments.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

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The section entitled: “Portfolio Managers,” located on page 36 of the Statement of Additional Information, is hereby amended to read as follows:

PORTFOLIO MANAGER

Mr. Tom Samuels is the Portfolio Manager of the Fund, and is responsible for the day-to-day management of the Fund. As of December 31, 2008, he was responsible for the management of the following types of accounts in addition to The Palantir Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mr. Tom Samuels
Registered Investment Cos.	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	153	$63,738,000	0	0

Conflicts of Interest

As indicated in the table above, portfolio manager may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

When allocating investments among client accounts, the portfolio manager has the fiduciary obligation to treat each client equally, regardless of account size or fees paid.  All clients at the same custodian (or trading desk) receive the same average price for each transaction.  When multiple trading desks or custodians are used to execute transactions, the portfolio manager executes the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment.  When trades in the same security must be executed over multiple days, the portfolio manager executes the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation.

As a partner in the Adviser, Mr. Samuels' compensation is through partner distributions from the Adviser and is based on net revenue after all firm expenses and profit sharing.  In addition, Mr. Samuels participates in the Adviser’s  401(k)/Profit Sharing plan on the same terms as all employees of the Adviser.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of January 31, 2008.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Tom Samuels	$100,001 - $500,000

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You should read this Supplement in conjunction with the Prospectus dated May 30, 2008 and the Statement of Additional Information, dated May 30, 2008, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-866-97-PALIX.

Please retain this Supplement for future reference.